UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 25, 2007
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                                  Gold Run Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                 333-139412                   20-4919927
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 (State or Jurisdiction of      (Commission File               (IRS Employer
       incorporation)                Number)                 Identification No.)

           330 Bay Street, Suite 820, Toronto, Ontario M5H 2S8 Canada
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                    (Address of principal executive offices)

Registrant's telephone number, including area code (416) 363-0151
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF CERTAIN DIRECTORS.

      Trevor Michael ("Michael") resigned as a director of the registrant on October 12, 2007. D. Richard Brown ("Brown") resigned as a director of the registrant on October 16, 2007. Their resignations were the result of the settlement of the registrant's lawsuit against them, discussed in greater detail in Item 8.01 below.

ITEM 8.01 OTHER EVENTS.

SETTLEMENT OF LITIGATION.

      The registrant has settled the lawsuit it brought against Messrs. Michael and Brown and certain of their business affiliates and associates. As part of the settlement, Messrs. Michael and Brown resigned as directors, renounced all affiliations with the registrant and, together with such other business affiliates and associates, assigned and transferred to the registrant for nominal consideration a total of 19,055,000_shares of the registrant's common stock held by them, constituting approximately 90% of their collective shareholdings. Additionally, Messrs. Michael and Brown have assigned and transferred to the registrant 6.6 million of the registrant's warrants, constituting 100% of the warrants held by them. As a result of the above, the registrant now has 25,888,467 outstanding shares of common stock; prior to the settlement, there were 44,943,467 shares outstanding.

      This litigation was previously disclosed in registrant's Form 8-K filed on October 1, 2007. The lawsuit, which was commenced on September 24, 2007 in the Ontario (Canada) Superior Court of Justice in Toronto (Court File No. 07-CL-7186), arose out of Messrs. Michael's and Brown's alleged undisclosed control of a competing gold exploration company through which they allegedly usurped the registrant's rightful corporate business opportunities. The lawsuit also alleged their breach of fiduciary duty, breach of directors' duties, wrongful interference with the registrant's economic interests, breach of contract, conspiracy and unjust enrichment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                GOLD RUN INC.


Date: November 1, 2007                          By: /s/ John M. Pritchard
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                                                    Chief Executive Officer